UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2021

AEROVIRONMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33261	95-2705790
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

900 Innovators Way
Simi Valley, California	93065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 581-2187

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	AVAV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note:

On February 22, 2021, AeroVironment, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to announce the Company closed its acquisition of Arcturus UAV, Inc. (“Arcturus UAV”) pursuant to its previously announced Stock Purchase Agreement with Arcturus UAV and each of the shareholders and other equity interest holders of Arcturus UAV to purchase 100% of the issued and outstanding equity of Arcturus UAV (the “Acquisition”).

This Amendment No. 1 to the Original Report is being filed to provide the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K, and should be read in conjunction with the Original Report.

The pro forma financial information gives effect to certain pro forma events related to the Acquisition and related transactions, and has been presented for informational purposes only. It does not purport to present the actual or project the future financial position or operating results of the Company following the Acquisition.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The audited consolidated financial statements of Arcturus UAV, Inc., as of and for the year then ended December 31, 2020.

(b)	Pro Forma Financial Information

The pro forma financial information of AeroVironment, Inc. reflecting the acquisition of Arcturus UAV, Inc.

(d) Exhibits

Exhibit
Number	Description
23.1	Consent of Baker Tilly US, LLP, independent registered public accounting firm
99.1	Audited consolidated financial statements of Arcturus UAV, Inc., as of and for the year then ended December 31, 2020.
99.2	Unaudited pro forma condensed combined financial information as of and for the nine months ended January 30, 2021 and for the year ended April 30, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROVIRONMENT, INC.

Date: April 30, 2021	By:	/s/ Wahid Nawabi
Wahid Nawabi
President and Chief Executive Officer